                                          (RULE 14A-101)
                INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /  /

CHECK THE APPROPRIATE BOX:
/  / Preliminary Proxy Statement
/X / Definitive Proxy Statement
/  / Definitive Additional Materials
/  / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/  / Confidential, for use of the Commission only (Rule 14a-6(e)(2))

                   The American Funds Tax-Exempt Series I
               (Name of Registrant as Specified In Its Charter)
                           Jenifer L. Butler
                  (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/  / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

 1)  Title of each class of securities to which transaction applies:
 2)  Aggregate number of securities to which transaction applies:
 3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11  (Set forth the amount on which the filling fee is calculated and state how it was determined):
 4)  Proposed maximum aggregate value of transaction:
 5)  Total fee paid:

/  / Fee paid previously with preliminary materials.
/  / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

 1)  Amount Previously paid:
 2)  Form, Schedule or Registration Statement No.:
 3)  Filing Party:
 4)  Date Filed:


[AMERICAN FUNDS LOGO]

                                          The right choice for the long term-SM-

The American Funds Tax-Exempt Series I
(A Massachusetts Business Trust)

The Tax-Exempt Fund of Maryland
The Tax-Exempt Fund of Virginia

Special Meeting of Shareholders -- December 10, 2007

IMPORTANT NOTICE

A special meeting of shareholders of The American Funds Tax-Exempt Series I will take place on December 10, 2007.

You don't need to attend the meeting to participate, but it is important that you take a few minutes to read the enclosed material and vote your shares by telephone, via the Internet, or by mailing your completed and signed proxy card(s) in the enclosed postage-paid envelope as soon as possible. You may still vote in person if you wish, but voting now will ensure that your vote is counted if you are unable to attend.

Your vote is important, regardless of the number of shares you own. Mutual funds are required to obtain shareholder approval for certain issues. As a shareholder, you have a right to vote on these issues. We encourage you to read the attached Proxy Statement in full.

PLEASE DON'T HESITATE. VOTE YOUR SHARES TODAY. BY VOTING YOUR SHARES PROMPTLY,
YOU WILL HELP REDUCE PROXY COSTS -- WHICH ARE PAID BY THE TRUST -- AND YOU WILL
ALSO AVOID RECEIVING FOLLOW-UP TELEPHONE CALLS OR MAILINGS. VOTING BY TELEPHONE
OR VIA THE INTERNET LOWERS PROXY COSTS EVEN FURTHER.

IMPORTANT VOTING INFORMATION INSIDE.

                     (This page intentionally left blank.)

The American Funds Tax-Exempt Series I
(A Massachusetts Business Trust)

The Tax-Exempt Fund of Maryland
The Tax Exempt Fund of Virginia

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS--
DECEMBER 10, 2007

TO THE SHAREHOLDERS OF THE AMERICAN FUNDS TAX-EXEMPT SERIES I:

A special meeting of Shareholders of The American Funds Tax-Exempt Series I (the
"Trust"), consisting of two separate series of shares of beneficial interest,
The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (the "Fund"
or "Funds"), will be held at The Capital Hilton Hotel, 1001 16th Street, NW,
Washington, DC, 20036, on Monday, December 10, 2007, at 9:30 a.m., local time, and at any adjournment or adjournments thereof, to consider and vote on the following matters described under the corresponding numbers in the accompanying
Proxy Statement:

1. Election of a Board of eight Trustees;

2. Ratification of the selection of PricewaterhouseCoopers LLP as the
   Independent Registered Accounting Firm for the Trust for the fiscal year ending July 31, 2008; and

3. Such other matters as may properly come before the Meeting.

The Board of Trustees has fixed the close of business on September 21, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A
MAJORITY OF THE SHARES OF THE TRUST OUTSTANDING ON SEPTEMBER 21, 2007 (THE
"RECORD DATE") ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, SIGN,
DATE AND RETURN THE ENCLOSED PROXY CARD OR CAST YOUR VOTE BY TELEPHONE OR VIA
THE INTERNET AS SOON AS POSSIBLE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE
ITS USE. IF YOU OWNED SHARES IN MORE THAN ONE CLASS OF THE FUND(S) ON
SEPTEMBER 21, 2007, YOU MAY RECEIVE MORE THAN ONE PROXY CARD. PLEASE BE CERTAIN
TO VOTE EACH PROXY CARD YOU RECEIVE.

Only shareholders of record at the close of business on September 21, 2007 are entitled to notice of and to vote at the meeting and any adjournment or adjournments thereof.

By Order of the Board of Trustees,

Jennifer L. Butler
Secretary

October 10, 2007

IMPORTANT
You can help the Trust avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods: (i) by calling the toll-free number as described in the enclosed insert; (ii) by accessing the Internet website as described in the enclosed insert; or (iii) by signing, dating and returning the proxy card in the enclosed postage-paid envelope.

The American Funds Tax-Exempt Series I
(A Massachusetts Business Trust)

The Tax-Exempt Fund of Maryland
The Tax-Exempt Fund of Virginia
1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 10, 2007

The enclosed Proxy is solicited by the Board of Trustees (the "Board" or "Board of Trustees") of The American Funds Tax-Exempt Series I (the "Trust") in
connection with the Special Meeting of Shareholders (the "Meeting") to be held at The Capital Hilton Hotel, 1001 16th Street, NW, Washington, DC 20036, on
Monday, December 10, 2007, at 9:30 a.m., local time, and at any adjournment or adjournments thereof.

Shareholders of record at the close of business on September 21, 2007 (the
"record date") are entitled to vote on the proposals to elect eight trustees and to ratify the selection of PricewaterhouseCoopers LLP as the Independent Public
Accounting Firm for the Trust for the fiscal year ending July 31, 2008. The
Board knows of no other business to be presented for consideration at the
Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment. This Proxy Statement and related proxy card were first mailed on or about October 10, 2007.

If you complete, sign and mail the enclosed proxy card in the postage-paid envelope provided or record your vote by telephone or via the Internet on or before December 10, 2007 at 9:30 a.m., local time, your shares will be voted exactly as you instruct. If you choose to sign the proxy card, without otherwise completing it, your shares will be voted "for" the below nominated trustees and in favor of Proposal 2. Your vote can be revoked at any time before its exercise, either by filing with the Trust a written notice of revocation, by delivering a duly executed proxy card or a telephonic or Internet vote bearing a later date, or by attending the Meeting and voting in person. All shares that are voted and votes to "withhold" are counted in determining the presence of a quorum.

Broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that broker-dealers may vote on Proposal 1, Election of Trustees, and Proposal 2,
Ratification of Independent Registered Public Accounting Firm, on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which

                                        The American Funds Tax-Exempt Series I 1

no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions. The shares over which broker-dealers have discretionary voting power, the shares that represent
"broker non-votes" (i.e., shares held by brokers or nominees as to which
(i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

The Trust consists of two separate series of shares of beneficial interest, The
Tax-Exempt Fund of Maryland (the "Maryland Fund" or "Fund") and The Tax-Exempt
Fund of Virginia (the "Virginia Fund" or "Fund"). Except where the context indicates otherwise, all references herein to the "Fund" apply to each of the two Funds. The Fund issues multiple classes of shares. Each share class represents an interest in a shared portfolio of securities. While each class has its own sales charge and expense structure (please refer to the Fund's prospectus for more information), shares of all classes of the Fund vote together on matters that affect all classes in substantially the same manner.
There is no provision for cumulative voting and the number of shares outstanding is equal to the number of votes to which each class is entitled. On the record date, the number of shares issued and outstanding for the various classes of shares were as follows:


                                       SHARES OUTSTANDING
CLASS                  MARYLAND                                  VIRGINIA

-----------------------------------------------------------------------------------------
A                                    15,180,521                                15,754,017
-----------------------------------------------------------------------------------------
B                                       982,629                                   736,440
-----------------------------------------------------------------------------------------
C                                     1,767,756                                 1,051,948
-----------------------------------------------------------------------------------------
F                                       959,510                                 1,187,673
-----------------------------------------------------------------------------------------
R-5                                     347,407                                   145,164
-----------------------------------------------------------------------------------------


Attached as Appendix A is a table that identifies those investors who own of record or are known by each Fund to own beneficially 5% of more of any class of its shares as of September 1, 2007, the number of shares so owned, and the percentage of all shares outstanding for that class represented by such ownership, based upon the number of shares outstanding on the record date.

With respect to the Election of Trustees (Proposal 1), the eight nominees receiving the highest number of votes will be elected, provided a quorum is present. The vote required to ratify the Board's selection of the Independent
Registered Public Accounting Firm (Proposal 2) is the affirmative vote of a majority of all shares present in person or represented by proxy. For these two proposals, the votes for the Maryland Fund and the Virginia Fund are combined.
If sufficient votes are not received by the Meeting date, the persons named as proxies may propose one or more adjournments of the

2 The American Funds Tax-Exempt Series I

Meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

The results of all matters addressed at the Meeting will be reported in the next printed report to shareholders.

PROPOSAL 1: ELECTION OF TRUSTEES

The following eight Trustees are proposed to be elected at the Meeting, each to hold office until a successor is elected and qualified. Because meetings of shareholders are not held each year, the Trustees' terms will be indefinite in length. Cyrus A. Ansary, James H. Lemon, Jr., James C. Miller III and Jeffrey L.
Steele were elected by shareholders at their last meeting on November 21, 2002.
R. Clark Hooper was elected by the Board of Trustees in 2005, Katherine D.
Ortega was elected by the Board of Trustees in 2003 and J. Knox Singleton was
elected by the Board of Trustees in 2004. Barbara Hackman Franklin has been nominated by the Board of Trustees to fill the vacancy that will be created by the retirement of Daniel J. Callahan III in December 2007 in accordance with the
Trust's age 75 retirement policy for Trustees.

Each of the nominees has agreed to serve as a trustee if elected. Should any unforeseen event prevent one or more of the nominees from serving as a trustee, your vote(s) will be cast (unless you have elected to withhold authority as to the election of any nominee) "for" the election of such person or persons as the present Board of Trustees shall recommend to replace the former nominee.

Each of the nominees who is classified as an "interested person" is considered an "interested person" of the Fund within the meaning of the Investment Company
Act of 1940, as amended (the "1940 Act"), on the basis of his affiliation with
Washington Management Corporation (the "Business Manager"), a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated. The term "independent"
refers to a Trustee who is not an "interested person" within the meaning of the
1940 Act.

                                        The American Funds Tax-Exempt Series I 3

The table below sets forth certain information regarding the nominees. THE BOARD
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE FOLLOWING EIGHT NOMINEES.
Proxies will be voted "for" the eight nominees, unless otherwise specified.

                         TRUSTEE / NOMINEE INFORMATION


                                                                          NUMBER OF
                             YEAR FIRST                              PORTFOLIOS(2) WITHIN
NAME                          ELECTED A                              THE FUND COMPLEX(3)
POSITION WITH TRUST          TRUSTEE OF                             OVERSEEN BY TRUSTEE OR  OTHER DIRECTORSHIPS(4) HELD BY TRUSTEE
AGE                           THE TRUST   PRINCIPAL OCCUPATION(1)          NOMINEE                        OR NOMINEE

----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Cyrus A. Ansary                   1986    President, Investment                3            JPMorgan Value Opportunities Fund
Chairman of the Trust                     Services International
(Independent and Non-                     Co., LLC (private
Executive)                                investment company for
73                                        various operating
                                          entities)
----------------------------------------------------------------------------------------------------------------------------------
Barbara Hackman Franklin       Nominee    President and Chief                  1            Aetna, Inc.; The Dow Chemical Company;
Trustee Nominee                           Executive Officer,                                Washington Mutual Investors Fund
67                                        Barbara Franklin
                                          Enterprises
                                          (international business
                                          and governance
                                          consulting); former U.S.
                                          Secretary of Commerce
----------------------------------------------------------------------------------------------------------------------------------
R. Clark Hooper                   2005    Private Investor; former            18            JPMorgan Value Opportunities Fund;
Trustee                                   President, Dumbarton                              The Swiss Helvetia Fund Inc.
61                                        Group, LLC (securities
                                          industry consulting);
                                          former Executive Vice
                                          President -- Policy and
                                          Oversight, NASD
----------------------------------------------------------------------------------------------------------------------------------
James C. Miller III               2000    Senior Advisor,                      3            Clean Energy Fuels Corporation;
Trustee                                   Blackwell Sanders LLP;                            JPMorgan Value Opportunities Fund
65                                        former Chairman, The
                                          CapAnalysis Group, LLC
                                          (economic, financial and
                                          regulatory consulting);
                                          former Director, U.S.
                                          Office of Management and
                                          Budget
----------------------------------------------------------------------------------------------------------------------------------
Katherine D. Ortega               2003    Former Treasurer of the              3            JPMorgan Value Opportunities Fund; The
Trustee                                   United States                                     Kroger Co.
73
----------------------------------------------------------------------------------------------------------------------------------
J. Knox Singleton                 2004    President and Chief                  3            Healthcare Realty Trust, Inc; JPMorgan
Trustee                                   Executive Officer, INOVA                          Value Opportunities Fund
59                                        Health System
----------------------------------------------------------------------------------------------------------------------------------


4 The American Funds Tax-Exempt Series I

                         TRUSTEE / NOMINEE INFORMATION


                                                                          NUMBER OF
                             YEAR FIRST                              PORTFOLIOS(2) WITHIN
NAME                          ELECTED A                              THE FUND COMPLEX(3)    OTHER DIRECTORSHIPS(4)
POSITION WITH TRUST          TRUSTEE OF                              OVERSEEN BY TRUSTEE       HELD BY TRUSTEE
AGE                           THE TRUST   PRINCIPAL OCCUPATION(1)         OR NOMINEE              OR NOMINEE

------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
James H. Lemon, Jr.             1986      Chairman & Chief                     3            JPMorgan Value
Vice Chairman of the Trust                Executive Officer, The                            Opportunities Fund
71                                        Johnston-Lemon Group,
                                          Incorporated (financial
                                          services holding
                                          company)
------------------------------------------------------------------------------------------------------------------
Jeffrey L. Steele               2002      President and Director,              3            JPMorgan Value
Trustee and President                     Washington Management                             Opportunities Fund
62                                        Corporation
------------------------------------------------------------------------------------------------------------------


THE ADDRESS FOR ALL TRUSTEES IS THE OFFICE OF THE TRUST, 1101 VERMONT AVENUE,
NW, SUITE 600, WASHINGTON, DC 20005, ATTN: SECRETARY.
(1)  Reflects current principal occupation and principal employment during the past five years. Corporate positions may have changed during the period.
(2)  This number reflects the total number of separate portfolios that a
     Trustee/Nominee would oversee once elected.
(3)  Funds advised by Capital Research and Management Company including the
     American Funds(-Registered Trademark-), American Funds Insurance
     Series(-Registered Trademark-), which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts;
     American Funds Target Date Retirement Series-SM- Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs, and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
(4)  This includes all directorships (other than those of the American Funds)
     that are held by each Trustee as a director of a public company or a registered investment company.

                                        The American Funds Tax-Exempt Series I 5

BOARD AND COMMITTEE MEMBERSHIP

The Trust has an Audit Committee composed of four independent Trustees: Cyrus A.
Ansary, Daniel J. Callahan, James C. Miller III (Co-Chair) and Katherine D.
Ortega (Co-Chair). The function of the Committee is the oversight of the Trust's accounting and financial reporting policies. The Committee acts as a liaison between the Trust's Independent Registered Public Accounting Firm and the full
Board of Trustees.

The Trust has a Governance Committee composed of Cyrus A. Ansary (Chair) and all the other Independent Trustees. The Committee operates under a written charter that is attached as Appendix B. The Committee's functions include, through a contracts sub-committee, reviewing all contracts and agreements with the Fund, as required by the 1940 Act and the rules thereunder. The Committee reports its recommendations to the full Board of Trustees. In addition, the Governance
Committee periodically reviews such issues as the Board's composition, responsibilities, committees and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees.

The Committee, through a nominating sub-committee, also evaluates, selects and nominates candidates for independent trustee to the full Board of Trustees.
While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the Trust, addressed to the Trust's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

During the fiscal year ended July 31, 2007, there were four Board of Trustees meetings and seven committee meetings (six Audit and one Governance Committee).
Each incumbent Trustee attended at least 75% of the meetings of the Board and of the Committees of the Board on which he or she served during that time.

6 The American Funds Tax-Exempt Series I

                    TRUSTEE COMPENSATION AND FUND OWNERSHIP

No compensation is paid by the Trust to any Officer or Trustee who is a director, officer or employee of the Business Manager, Capital Research and
Management Company (the "Investment Adviser") or their affiliates. The Trust pays each Independent Trustee an annual fee of $2,000. In addition, the Trust pays Independent Trustees attendance and other fees for meetings of the Board and its Committees. Board and Committee Chairs receive additional fees for their services. Independent Trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the Investment Adviser. The Fund and other funds served by each Independent Trustee each pay a portion of these attendance fees.
The Governance Committee reviews trustee compensation periodically and typically recommends adjustments every other year. In making its recommendations, the
Governance Committee considers a number of factors, including operations, regulatory and other developments affecting the complexity of the Board's oversight obligations, as well as comparative industry data. No pension or retirement benefits are accrued as part of the Trust's expenses. Independent
Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the Trust. The Trust also reimburses certain expenses of its Independent Trustees.

                                                        TOTAL COMPENSATION
                                                      (INCLUDING VOLUNTARILY
                                                     DEFERRED COMPENSATION(1))
                   AGGREGATE COMPENSATION             FROM ALL FUNDS ADVISED
                   (INCLUDING VOLUNTARILY               BY CAPITAL RESEARCH
                  DEFERRED COMPENSATION(1))           AND MANAGEMENT COMPANY
                       FROM THE TRUST                  OR ITS AFFILIATES(2)
                  DURING FISCAL YEAR ENDED              DURING FISCAL YEAR
NAME                    JULY 31, 2007                   ENDED JULY 31, 2007

------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
Cyrus A.
Ansary                     $11,547                           $147,000
------------------------------------------------------------------------------------
Barbara H.
Franklin                    None(4)                          $101,000
------------------------------------------------------------------------------------
R. Clark
Hooper                     $ 4,724                           $215,296
------------------------------------------------------------------------------------
James C.
Miller III                 $ 8,872                           $124,500
------------------------------------------------------------------------------------
Katherine D.
Ortega                     $10,444                           $133,500
------------------------------------------------------------------------------------
J. Knox
Singleton                  $ 5,972                           $111,000
------------------------------------------------------------------------------------


                                                                    AGGREGATE DOLLAR RANGE(3)
                                                                      OF SHARES OWNED IN ALL
                                                                      FUNDS IN THE AMERICAN
                                                                      FUNDS FAMILY OVERSEEN
                    DOLLAR RANGE(3) OF FUND SHARES OWNED AS OF        BY TRUSTEE OR NOMINEE
                                SEPTEMBER 1, 2007                             AS OF
NAME                   MD FUND                  VA FUND                 SEPTEMBER 1, 2007

---------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
Cyrus A.
Ansary              Over $100,000                 None                    Over $100,000
---------------------------------------------------------------------------------------------
Barbara H.
Franklin                None                      None                    Over $100,000
---------------------------------------------------------------------------------------------
R. Clark
Hooper                  None                      None                    Over $100,000
---------------------------------------------------------------------------------------------
James C.
Miller III        $10,001 - $50,000        $10,001 - $50,000              Over $100,000
---------------------------------------------------------------------------------------------
Katherine D.
Ortega            $10,001 - $50,000        $10,001 - $50,000              Over $100,000
---------------------------------------------------------------------------------------------
J. Knox
Singleton               None                      None                    Over $100,000
---------------------------------------------------------------------------------------------


                                        The American Funds Tax-Exempt Series I 7


                                                        TOTAL COMPENSATION
                                                      (INCLUDING VOLUNTARILY
                                                     DEFERRED COMPENSATION(1))
                   AGGREGATE COMPENSATION             FROM ALL FUNDS ADVISED
                   (INCLUDING VOLUNTARILY               BY CAPITAL RESEARCH
                  DEFERRED COMPENSATION(1))           AND MANAGEMENT COMPANY
                       FROM THE TRUST                  OR ITS AFFILIATES(2)
                  DURING FISCAL YEAR ENDED              DURING FISCAL YEAR
NAME                    JULY 31, 2007                   ENDED JULY 31, 2007

------------------------------------------------------------------------------------
INTERESTED
TRUSTEES
James H.
Lemon, Jr.                  None(5)                            None(5)
------------------------------------------------------------------------------------
Jeffrey L.
Steele                      None(5)                            None(5)
------------------------------------------------------------------------------------


                                                                    AGGREGATE DOLLAR RANGE(3)
                                                                      OF SHARES OWNED IN ALL
                                                                      FUNDS IN THE AMERICAN
                                                                      FUNDS FAMILY OVERSEEN
                    DOLLAR RANGE(3) OF FUND SHARES OWNED AS OF        BY TRUSTEE OR NOMINEE
                                SEPTEMBER 1, 2007                             AS OF
NAME                   MD FUND                  VA FUND                 SEPTEMBER 1, 2007

-----------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES
James H.
Lemon, Jr.          Over $100,000            Over $100,000                Over $100,000
-----------------------------------------------------------------------------------------------
Jeffrey L.
Steele              Over $100,000                 None                    Over $100,000
-----------------------------------------------------------------------------------------------


(1)  Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the Trust in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in the American Funds as designated by the Trustees. Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) through the 2007 fiscal year for participating Trustees is as follows: J. Knox Singleton ($24,000).
     Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Fund until paid to the Trustees.
(2)  Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series-SM- Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs, and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
(3)  Ownership disclosure is made using the following ranges: None; $1 -
     $10,000; $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The
     amounts listed include any shares owned through the deferred compensation plan described above.
(4)  Barbara H. Franklin is a nominee for election as Trustee, and therefore has not yet received any compensation.
(5)  No compensation is paid by the Trust to any Trustee who is affiliated with the Business Manager.

8 The American Funds Tax-Exempt Series I

                              OTHER TRUST OFFICERS


NAME                                                                                                    YEAR FIRST ELECTED
POSITION WITH FUND                                                                                        AN OFFICER OF
AGE                                                              PRINCIPAL OCCUPATION(1)                   THE FUND(2)

--------------------------------------------------------------------------------------------------------------------------
Michael W. Stockton                                 Director, Senior Vice President, Secretary and             1996
Vice President, Treasurer and Assistant Secretary   Treasurer, Washington Management Corporation
40
--------------------------------------------------------------------------------------------------------------------------
Lois A. Erhard                                      Vice President, Washington Management Corporation          1988
Vice President
55
--------------------------------------------------------------------------------------------------------------------------
Jennifer L. Butler                                  Vice President and Assistant Secretary, Washington         2005
Secretary                                           Management Corporation; former Specialist, Fund
41                                                  Administration, Pacific Investment Management
                                                    Corporation
--------------------------------------------------------------------------------------------------------------------------
J. Lanier Frank                                     Assistant Vice President, Washington Management            1998
Assistant Vice President                            Corporation
46
--------------------------------------------------------------------------------------------------------------------------
Ashley L. Shaw(3)                                   Vice President and Assistant General Counsel,              2000
Assistant Secretary                                 Washington Management Corporation
38
--------------------------------------------------------------------------------------------------------------------------
Curt M. Scott                                       Assistant Vice President and Assistant Treasurer,          2006
Assistant Treasurer                                 Washington Management Corporation; former
28                                                  Financial Analyst, BISYS Group, Inc.
--------------------------------------------------------------------------------------------------------------------------


THE ADDRESS FOR ALL OFFICERS IS THE OFFICE OF THE TRUST, 1101 VERMONT AVENUE,
NW, SUITE 600, WASHINGTON, DC 20005, ATTN: SECRETARY.

(1)  Reflects current principal occupation and principal employment during the past five years. Corporate positions may have changed during the period.
(2)  Officers of the Trust serve until their resignation, removal or retirement.
(3)  Ashley L. Shaw is the daughter of James H. Lemon, Jr.

No officer, director or employee of the Trust's Business Manager or Investment
Adviser or their affiliates received any remuneration from the Trust. All
Trustees and Officers as a group owned beneficially fewer than 1% of shares of either The Tax-Exempt Fund of Maryland or The Tax-Exempt Fund of Virginia
outstanding on September 21, 2007.

                                        The American Funds Tax-Exempt Series I 9

PROPOSAL 2: RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
JULY 31, 2008.

Shareholders are requested to ratify the selection made by the Board of Trustees
(including all of the trustees who are not "interested persons" of the Trust as that term is defined in the 1940 Act) of PricewaterhouseCoopers LLP ("PwC") to
act as Independent Registered Public Accounting Firm for the Trust for the
fiscal year ending July 31, 2008. PwC has served as the Trust's Independent
Registered Public Accounting Firm since the Trust's inception. No representative of PwC is expected to attend the meeting of shareholders.

The Trust's Audit Committee, composed exclusively of Independent Trustees, has discussed with PwC representatives the independence of PwC from the Trust and its management, including the matters disclosed in the letter from PwC required by the Independence Standards Board Standard No.1, and also considered whether the provision of non-audit services described below is compatible with maintaining their independence.

U.S. Securities and Exchange Commission rules require the disclosure of professional fees billed to the Trust, the Investment Adviser and affiliates of the Investment Adviser providing services to the Trust. The fees during the
Trust's last two fiscal years ended July 31, were as follows:


BILLED TO THE TRUST:                                    2006           2007

--------------------------------------------------------------------------------
Audit fees                                             $77,000        $83,000
--------------------------------------------------------------------------------
Audit-related fees                                        None           None
  (audit-related fees consist of assurance and
  related services to the Trust's investment
  adviser)
--------------------------------------------------------------------------------
Tax fees                                               $ 7,000        $ 7,000
  (tax fees consist of professional services
  relating to the preparation of the Trust's tax
  returns)
--------------------------------------------------------------------------------
All other fees                                            None           None
--------------------------------------------------------------------------------



BILLED TO THE INVESTMENT ADVISER AND ITS AFFILIATES:      2006           2007

----------------------------------------------------------------------------------
  (includes only fees for non-audit services billed
  to the Investment Adviser and its affiliates that
  provide ongoing services to the Trusts for
  engagements that relate directly to the operations
  and financial reporting of the Trust and that were
  subject to the pre-approval policies described
  below)
Audit-related fees                                          None           None
----------------------------------------------------------------------------------
Tax fees                                                 $26,000        $ 7,000
----------------------------------------------------------------------------------
All other fees                                           $10,000           None
----------------------------------------------------------------------------------


Pre-approval policies: The Trust's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the accountants' independence. The pre-approval requirement will extend to

10 The American Funds Tax-Exempt Series I

all non-audit services provided to the Trust, the Investment Adviser, and any entity controlling, controlled by, or under common control with the Investment
Adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the Trust. The
Committee does not delegate its responsibility to pre-approve these services to the Investment Adviser; however, the Committee may in its discretion delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above.

Aggregate non-audit fees paid to the Trust's Independent Registered Public
Accounting Firm, including fees for all services billed to the Investment
Adviser and affiliates were $43,000 for fiscal year 2006 and $14,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the Audit Committee and considered to be consistent with maintaining the Independent Registered Pubic Accounting Firm's independence.

The amounts shown above do not include amounts paid for audit, audit-related and tax fees rendered to other mutual funds within the American Funds complex that
PwC serves. Billings for these services during the fiscal year ended 2006 totaled $1,226,000 and $1,456,000 for fiscal year ended 2007.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF
ITS SELECTION OF PRICEWATERHOUSECOOPERS LLP.

OTHER MATTERS

Neither the persons named in the enclosed Proxy nor the Board of Trustees are aware of any matters that will be presented for action at the meeting other than matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the Trust, the Funds and Fund shareholders.

SHAREHOLDER PROPOSALS

Any shareholder proposals for inclusion in proxy solicitation material for a subsequent shareholders meeting should be submitted to the Secretary of the
Trust, at the Trust's principal executive offices, 1101 Vermont Avenue, NW,
Suite 600, Washington, DC 20005. Any such proposals must comply with all applicable requirements or conditions established by the U.S. Securities and
Exchange Commission.

                                       The American Funds Tax-Exempt Series I 11

Under the laws of Massachusetts, where the Trust is registered as a business trust, and the Trust's Declaration of Trust and By-Laws, the Trust is not
required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, the Trust does not expect to hold shareholders' meetings on a regular basis and any shareholder proposal received may not be considered until such a meeting is held.

ANNUAL REPORT DELIVERY

The Trust will furnish, without charge, a copy of its most recent annual report and/or semi-annual report to any shareholder upon request. Such requests should be directed to the Trust's Secretary at 1101 Vermont Avenue, NW, Suite 600,
Washington, DC 20005, or by calling 800/421-0180. These requests will be honored within three business days of receipt.

GENERAL INFORMATION

Washington Management Corporation is the Business Manager to the Trust and is
located at 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005. Capital
Research and Management Company is the Investment Adviser to the Trust and is
located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State
College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the
Principal Underwriter of the Trust's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX
78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin
Hood Road, Norfolk, VA 23513.

COMMUNICATING WITH THE TRUST'S TRUSTEES AND OFFICERS

Correspondence intended for the Trustees and/or officers of the Trust should be directed to the Trust's Secretary at: 1101 Vermont Avenue, NW, Suite 600,
Washington, DC 20005.

The enclosed proxy is solicited by and on behalf of the Board of Trustees of the
Trust. The Trust will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain Officers and Trustees of the Trust, who will receive no extra compensation for their services, may solicit proxies by telephone or personally. WE URGE ALL SHAREHOLDERS TO VOTE THEIR SHARES BY MAIL,
BY TELEPHONE OR VIA THE INTERNET. IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE,
AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF
MAILED IN THE UNITED STATES. TO VOTE YOUR PROXY BY TELEPHONE OR VIA THE
INTERNET, PLEASE FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSERT.

12 The American Funds Tax-Exempt Series I

One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address. If you would like to obtain an additional copy of this
Proxy Statement, free of charge, write to the Secretary of the Trust at 1101
Vermont Avenue, NW,

Suite 600, Washington, DC 20005, or by telephoning 800/421-0180. Such requests will be honored within three business days of receipt. If you received a Proxy
Statement for each shareholder who shares your address and would like to receive a single copy of such material in the future, please write to or call at the address and telephone number indicated above.

By order of the Board of Trustees,

Jennifer L. Butler
Secretary

October 10, 2007

                                       The American Funds Tax-Exempt Series I 13

Appendix A

THE TAX-EXEMPT FUND OF MARYLAND


                                                             AS %
                                                           OF SHARES
NAME AND ADDRESS                     CLASS  SHARES HELD   OUTSTANDING

---------------------------------------------------------------------
MLPF&S                                  A     1,342,143        8.91
4800 Deer Lake Dr. E. Fl. 2             B       220,217       22.16
Jacksonville, FL 32246-6484             C       774,700       44.12
---------------------------------------------------------------------

Edward D. Jones & Co.                   A     1,239,980        8.23
201 Progress Parkway
Maryland Hts, MO 63043-3009
---------------------------------------------------------------------

Citigroup Global Markets, Inc.          A     1,157,962        7.68
333 W. 34th St.                         C       136,519        7.78
New York, NY 10001-2402                 F       107,509       11.38
---------------------------------------------------------------------

Morgan Stanley & Co., Inc.              B        72,924        7.34
Harborside Financial Center, PL 11,
FL3
Jersey City, NJ 07311
---------------------------------------------------------------------

Johnston Lemon Group                  R-5       151,599       43.79
1101 Vermont Avenue NW
Washington, DC 20005-3521
---------------------------------------------------------------------

CGTC Agent                            R-5       130,896       37.81
120 S. State College Boulevard
Brea, CA 92821-5805
---------------------------------------------------------------------

CGTC Agent                            R-5        61,337       17.72
120 S. State College Boulevard
Brea, CA 92821-5805
---------------------------------------------------------------------


                                      A-1

THE TAX-EXEMPT FUND OF VIRGINIA


                                                             AS %
                                                           OF SHARES
NAME AND ADDRESS                     CLASS  SHARES HELD   OUTSTANDING

---------------------------------------------------------------------
Edward D. Jones & Co.                   A     1,502,463        9.52
201 Progress Parkway
Maryland Hts, MO 63043-3009
---------------------------------------------------------------------

Citigroup Global Markets, Inc.          A       826,148        5.24
333 W. 34th St.                         C       117,812       11.22
New York, NY 1001-2402                  F       129,063       11.19
---------------------------------------------------------------------

MLPF&S                                  B        69,555        9.23
4800 Deer Lake Dr. E. Fl 2              C       261,140       24.87
Jacksonville, FL 32246-6484
---------------------------------------------------------------------

Charles Schwab & Co., Inc.              F        80,709        7.00
101 Montgomery Street
San Francisco, CA 94104-4151
---------------------------------------------------------------------

Johnston Lemon Group                  R-5       144,667      100.00
1101 Vermont Avenue NW
Washington, DC 20005-3521
---------------------------------------------------------------------


                                      A-2

Appendix B

                     THE AMERICAN FUNDS TAX-EXEMPT SERIES-I
                                 (THE "TRUST")
                          GOVERNANCE COMMITTEE CHARTER
                    (AS APPROVED AND ADOPTED BY THE TRUST'S
                    BOARD OF TRUSTEES ON DECEMBER 15, 2005)

I. COMMITTEE ORGANIZATION

The Governance Committee, a Committee established by the Trust's Board of
Trustees, will be comprised of all the members of the Board of Trustees who are not considered "interested persons" of the Trust under the Investment Company
Act of 1940, as amended (the "40 Act"). In addition, to be considered independent, a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Trust, or be a former officer or director of Washington Management Corporation ("WMC"), Capital
Research and Management Company ("CRMC") or any of their affiliates.

The Governance Committee may establish one or more temporary or permanent sub-committees, the members of which must be members of the Governance
Committee. A sub-committee may have such number of members between one and the entire composition of the Governance Committee, as it may decide. The Governance
Committee may assign to such sub-committees one or more of the tasks delegated to the full Governance Committee. A sub-committee so appointed shall have all of the powers of the full Governance Committee except that it shall not have the power to take or recommend any final action but may only make recommendations to the full Governance Committee. Procedural references to the Governance Committee or the Committee contained in this Charter shall apply equally, as necessary, to any duly constituted sub-committee.

A quorum will consist of a majority of the Committee members. If a Chair of the
Committee has not been designated by the Board of Trustees, the Committee may designate a Chair by majority vote. The Trust's Secretary will serve as
Secretary of the Committee.

The Governance Committee will hold meetings at least annually. Special meetings may be called at any time by the Chair or a majority of the Committee members.
The Committee Chair will prepare the agenda for each meeting, in consultation with others as appropriate. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members. The
Committee may ask independent

                                      B-1

legal counsel, members of management or others to attend Committee meetings and provide pertinent information as necessary. The Committee may also meet in executive session.

II. DUTIES AND RESPONSIBILITIES

The Governance Committee will:

 (a) Review with management all contracts and agreements with the Trust, as required by Section 15(c) of the 40 Act and Rule 12b-1 there under and report its recommendations to the full Board of Trustees.

 (b) Evaluate, select and nominate candidates for independent Trustees to the
     Board of Trustees. The Committee may also consider recommendations from management in its selection process.

 (c) Formulate policies and objectives concerning the desired profile of independent director and advisory board member skills and characteristics.
     The Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Periodically review the composition of the Trust's independent trustees to determine whether it may be appropriate to expand the Board to add individuals with different backgrounds or skill sets. Where possible, the Committee will seek to enhance the diversity of Board membership and provide for appropriate independent trustee succession planning.

 (d) Periodically review, at least every two years, independent trustee compensation and expense-reimbursement policies, and recommend any changes to the full Board of Trustees.

 (e) Make recommendations to the full Board concerning the appointment of independent trustees to the Board committees, including one or more alternate members who would serve on each committee in the absence of a regular committee member. The Committee may make recommendations to the full Board concerning the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.

 (f) Periodically review the responsibilities of the committees of the Board, whether there is a continuing need for each committee, whether there is need for additional committees, and whether committees should be combined or reorganized and make recommendations for any such action to the full
     Board of Trustees.

 (g) Promote the independence and effectiveness of the Board with an orientation program for new members that outlines the responsibilities of Trustees and by encouraging continuing mutual fund industry education and conducting a periodic

                                      B-2

     review of Board independence and effectiveness. The Committee Chair will provide oversight to management regarding the orientation of new independent trustees.

 (h) Monitor the independence of the Trust's independent trustees and legal counsel.

 (i) Review this Charter at least annually and recommend any proposed changes to the full Board of Trustees.

 (i) Perform any other functions assigned by the Trust's Board of Trustees.

III. AUTHORITY AND RESOURCES

The Governance Committee will have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

Independent legal counsel to the independent trustees will serve as independent legal counsel to the Committee. Such counsel will review independent trustee questionnaires, relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest. When such findings may appear to raise potential conflicts of interest, counsel shall immediately report them to the
Chair of the Committee.

                                      B-3

                     (This page intentionally left blank.)

[AMERICAN FUNDS LOGO]

                                          The right choice for the long term-SM-

[RECYCLE LOGO]
 Printed on recycled paper.

--------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds   Capital Research and Management  Capital International  Capital
                        Guardian  Capital Bank and Trust
                     (This page intentionally left blank.)

                                                                  THE AMERICAN FUNDS TAX-EXEMPT SERIES I                PROXY CARD

                                                                          PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                                                           FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 10, 2007

The undersigned hereby appoints Jennifer L. Butler, Ashley L. Shaw and Jeffrey L. Steele, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Special Meeting of Shareholders to be held at The Capital Hilton Hotel, 1001 16th Street, NW, Washington, DC 20036 on Monday, December 10, 2007 at 9:30 a.m., on all matters coming before the meeting.

Please mark, sign, date and return this proxy.  When properly completed, it will be voted exactly as you instruct.  If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR the proposals.
VOTE VIA THE INTERNET:  https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-866-241-6192

Note:  Please sign exactly as your name(s) appear on this card.  Joint owners should each sign individually.  Corporate proxies should be signed in full corporate name by an authorized officer.  Fiduciaries should give full titles.

Signature

Signature of joint owner, if any

Date                                                   TES_18035_091307

                                                                  THE AMERICAN FUNDS TAX-EXEMPT SERIES I                PROXY CARD

                                                                          PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                                                           FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 10, 2007

The undersigned hereby appoints Jennifer L. Butler, Ashley L. Shaw and Jeffrey L. Steele, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Special Meeting of Shareholders to be held at The Capital Hilton Hotel, 1001 16th Street, NW, Washington, DC 20036 on Monday, December 10, 2007 at 9:30 a.m., on all matters coming before the meeting.

Please mark, sign, date and return this proxy.  When properly completed, it will be voted exactly as you instruct.  If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR the proposals.
VOTE VIA THE INTERNET:  https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-866-241-6192

CAPITAL BANK AND TRUST
             COMPANY AS TRUSTEE
                                          AUTHORIZED OFFICER
Note:  Please sign exactly as your name(s) appear on this card.  Joint owners should each sign individually.  Corporate proxies should be signed in full corporate name by an authorized officer.  Fiduciaries should give full titles.

Signature

Signature of joint owner, if any

Date                                                   TES_18035_091307

THE AMERICAN FUNDS TAX-EXEMPT SERIES I

   TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: /X/

 1.
Election of Trustees:

 01
Cyrus A. Ansary 05 James C. Miller III

 02
Barbara Hackman Franklin 06 Katherine D. Ortega

 03
R. Clark Hooper 07 J. Knox Singleton

 04
James H. Lemon, Jr. 08 Jeffrey L. Steele

 FOR                 WITHHOLD            FOR ALL
      ALL                       ALL                   EXCEPT

  /  /       /  /        /  /

To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line provided below.

_____________________________________________

 2.
Ratification of selection of PricewaterhouseCoopers LLP as independent registered public accounting firm.

     FOR                  AGAINST            ABSTAIN

  /  /  / /  / /

IMPORTANT
Shareholders can help the Trust avoid the necessity and expense of sending follow-up letters by promptly signing and returning this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING
TES_18035_091307